                                                                   Exhibit 10.26

         ADDENDUM TO ADVANCED RECOVERY SCHEDULE DATED FEBRUARY 15, 2000
                  TO THE MASTER AGREEMENT DATED OCTOBER 15,1997
                BETWEEN SUNGARD RECOVERY SERVICES LP ("SUNGARD")
                     AND NYFIX Millennium, LLC ("CUSTOMER")
                                   Page 1 of 1

The Master Agreement,  having the above date,  between SunGard Recovery Services
LP, as  successor  in interest to Comdisco,  Inc.  ("SunGard")  and the Customer named  below,  ("Agreement"),  with  regard  to the  Schedule  identified  above
("Specified Schedule") is amended effective January 1, 2004, as follows:

1. The  Initial  Term of the  Specified  Schedule  is hereby  extended 48 months through February 14, 2009.

2.  Customer  may elect to  relocate  all or a portion of the  space,  power and equipment  housed in the 350  square  feet of space in  SunGard's  North  Bergen facility  to any North  American  SunGard  facility  upon  sixty (60) days prior written notice to SunGard. Such relocation will be at Customer's expense.

3. The parties hereby acknowledge  Customer's  obligation to continue to pay for
the  dark  fiber  connection  between  SunGard's   Carlstadt  and  North  Bergen
facilities  through  February 14, 2005.  Effective  February 28, 2005,  the dark fiber  connection will be de-installed and Customer's  monthly  Subscription Fee shall be reduced by $3,172.  Accordingly,  the monthly Subscription Fees for the
Specified  Schedule shall be as follows  (based on the Backup  Capability on the
Specified Schedule as of the effective date of this Addendum):

          Effective 01/01/2004 - 2/28/2005 - $120,473
          Effective 03/01/2005 - 2/28/2009 - $117,301

4 SunGard  represents  that all costs for electrical  power  associated with the
Customer's  use of the SunGard  facility  will be passed onto  Customer  without surcharge. In addition, SunGard will charge the following  monthly  Subscription
Fees for network connections:

         Cross Connect               Monthly Subscription Fee
         -------                     ------------------------
         T1                          $75
         T3                          $125

5. If, as a result  of  SunGard's  breach of  contract,  negligence  or  willful misconduct,  Customer experiences unscheduled loss of complete power to critical equipment (as reasonably  determined by Customer and assuming all said equipment is dual fed)  located in a SunGard  facility  at least two (2) times in a twelve
(12)  month  period,  then  Customer  may,  as its sole  remedy,  terminate  the
Agreement  upon 90 days prior  written  notice to SunGard  without  any  further liability of either party as a consequence thereof.

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By the signatures of their duly authorized  representatives  below,  SunGard and
Customer,  intending to be legally bound, agree to all of the provisions of this
Addendum and ratify the terms of the Agreement.

SUNGARD RECOVERY SERVICES LP                CUSTOMER: NYFIX Millenium, LLC

By: /s/ Donald Turner                       By:  /s/ John Knuff
    ---------------------                       -----------------
Print Name: Donald Turner                   Print Name:  John Knuff
Print Title:  Vice President                Title:  VP Network Engineering
Date Signed: 12/31/03                       Date Signed: 12/31/03